OTHER INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2021
Other Income And Expenses [Abstract]
Schedule of Components of Other Income (expense), Net

Other income (expense), net consists of the following:

	Years ended December 31,
	2021	2020	2019
	(in thousands)
Foreign exchange gain (loss)	$1,315	$(2,934)	$(3,880)
Tax reversal for expiration of statute of limitations(1)	—	—	1,182
Gain on liquidation of subsidiary	6	—	—
Aged account payable write-off(2)	—	—	3,161
Gain of investment	—	347	—
Other	328	421	409
Total	$1,649	$(2,166)	$872

(1)
In 2019, approximately $1.2 million reversal of ASC 460 reserve due to expiration of the related statute of limitations.
(2)
In 2019, the Company reversed an aged account payable balance due to the expiration of the related statute of limitations in India.